                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that J. Scott Hamilton constitutes and appoints Susan K. Fairbrook, with the power of substitution, his attorney-in-fact to sign any amendments to any Form S-8 Registration Statement or Form 11-K report, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



Dated: August 31, 1994                  J. Scott Hamilton
                                        --------------------------------
                                        J. Scott Hamilton

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that Susan K. Fairbrook constitutes and appoints J. Scott Hamilton, with the power of substitution, her attorney-in-fact to sign any amendments to any Form S-8 Registration Statement or Form 11-K report, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



Dated: August 31, 1994                  Susan K. Fairbrook
                                        --------------------------------
                                        Susan K. Fairbrook

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that Dawn M. Pollard constitutes and appoints Susan K. Fairbrook and J. Scott Hamilton, or either of them, each with the power of substitution, her attorney-in-fact to sign any amendments to any Form S-8 Registration Statement or Form 11-K report, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



Dated: August 31, 1994                  Dawn M. Pollard
                                        --------------------------------
                                        Dawn M. Pollard

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that JoAnne M. Zinman constitutes and appoints Susan K. Fairbrook and J. Scott Hamilton, or either of them, each with the power of substitution, her attorney-in-fact to sign any amendments to any Form S-8 Registration Statement or Form 11-K report, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.



Dated: August 31, 1994                  JoAnne M. Zinman
                                        --------------------------------
                                        JoAnne M. Zinman